G3 Share-based compensation	12 Months Ended
Dec. 31, 2018
Text block [abstract]
G3 Share-based compensation

G3 Share-based compensation

The table below shows the maximum outstanding matching rights for the President and CEO and the other members of the Executive team (ET) under the currently open Stock Purchase Plans (SPP) and Executive Performance Stock Plans (EPSP).

Maximum outstanding matching rights

As of December 31, 2018 Number of Class B shares	The President and CEO	Other members of the ET
Stock Purchase Plans 2015–2016
Executive Performance Stock Plans 2015–2016	—	125,568

Comments to the table

•	For the definition of matching rights, see the description in section “Long term variable compensation”.

•	Matching result of 22.22% is included for the 2015 EPSP.

•	Cash conversion targets for the 2015 EPSP for the years 2016 and 2018 were reached, but it was not reached in 2017.

•	During 2018, no matching shares were received by President and CEO since Börje Ekholm is not entitled for the Stock Purchase and Executive Performance Stock Plans.

•	During 2018, other members of the ET received 67,987 matching shares.

Option agreements

Prior to taking office as President and CEO of Ericsson, Board member Börje Ekholm entered into an option agreement in 2016 with Investor AB and AB Industrivärden, shareholders of Ericsson. Each of these two shareholders has issued 1,000,000 call options to Börje Ekholm on market terms (valuation conducted, using the Black & Scholes model, by an independent third party). Under the agreements, Börje Ekholm has purchased in total 2,000,000 call options, issued by the shareholders, for a purchase price of SEK 0.49 per call option. Each call option entitles the purchase of one Ericsson B share from the shareholders at a strike price of SEK 80 per share during one year after a seven-year period. Since the President and CEO has the power to influence the dividend paid by the Company, a potential conflict of interest exists. The option agreements therefore contain a strike price recalculation mechanism which is intended to make the options payoff neutral regardless of what the actual dividends are. Due to the fact that the call options were purchased on market terms as described above, no compensation expense has been recognized by the Company and will not be recognized during the remaining part of the seven-year period.

Long-Term Variable compensation

Following discontinuation of the previous long-term variable compensation programs at the end of 2016, the Company introduced the new Long-Term Variable Compensation Program (LTV) for the Executive Team, the new Executive Performance Plan (EPP) for senior managers and the new Key Contributor Plan (KC Plan) for key employees as integral parts of its remuneration strategy starting from 2017.

2017–2018 Long-Term Variable Compensation Programs (LTV) for the Executive Team

The Long-Term Variable Compensation Program (LTV) for the ET is designed to provide long-term incentives for members of the ET and to incentivize the Company’s performance creating long-term value. The aim is to attract, retain, and motivate the executives in a competitive market through performance based share related incentives and to encourage the build-up of significant equity holdings to align the interests of the participants with those of the shareholders.

The 2018 Long-Term Variable Compensation Program (LTV 2018) was approved by the AGM 2018 and includes all members of the ET, a total of 14 (16) employees in 2018, including the President and CEO, but excluding Ulf Ewaldsson, Elaine Weidman-Grunewald and Nina Macpherson who left the ET prior to the award grant date of May 18, 2018, and Jan Karlsson who carried over his EPP entitlement for 2018 after his appointment to the ET.

Awards under LTV are granted to the participant, provided that certain performance conditions are met, to receive a number of shares, free of charge, following expiration of a three-year vesting period (“Performance Share Awards”). Allotment of shares pursuant to Performance Share Awards are subject to the achievement of the performance criteria, as set out below, and generally requires that the participant retains his or her employment over a period of three years from the date of grant (the “Vesting Period”). All major decisions relating to LTV are taken by the Remuneration Committee, with approval by the full Board of Directors as required.

The participants were granted Performance Share Awards on May 18, 2018. The value of the underlying shares in respect of the Performance Share Award made to the President and CEO was 180% of the annual base salary, and for other participants ranged between 30% and 70% of the participants’ respective annual base salaries at the time of grant. The increase of the maximum value of the underlying shares in respect of the Performance Share Awards made to the ET members other than the President and CEO from 22.5% in 2017 to between 30% and 70% of the participants’ respective base salaries at the time of grant in 2018 was approved by the AGM 2018 with the intention to increase the long-term focus and alignment with the long-term expectations of the shareholders. The share price used to calculate the number of shares to which the Performance Share Award entitles was calculated as the volume-weighted average of the market price of Ericsson B shares on Nasdaq Stockholm during the five trading days immediately following the publication of the Company’s interim report for the first quarter of 2018.

The vesting of Performance Share Awards is subject to the satisfaction of challenging performance criteria which will determine what portion, if any, of the Performance Share Awards will vest at the end of the Performance Period. Following continous evaluation of the Long-Term Variable Compensation Programs a one-year Group operating income target was added to LTV 2018 measured over the period January 1, 2018 to December 31, 2018, to support achieving the Company’s 2020 targets, in addition to the three-year targets relating to total shareholder return (TSR), which were also used for LTV 2017.

The performance criteria relating to TSR are absolute TSR development and relative TSR development for the Ericsson B share over the period January 1, 2018 to December 31, 2020 (the “Performance Period”).

The performance criteria for LTV 2018 and LTV 2017 along with the details on how the performance criteria will be calculated and measured are explained in minutes from the AGM 2018 under Item 17, and summarized in the table below.

The Board resolved on the vesting level for the 2018 Group operating income performance condition as 200% for this portion of the performance share awards granted based on a 2018 Group operating income excluding restructuring charges and the provisions taken in Q4 2018 related to the revised BSS strategy.

Provided that the above performance criteria have been met during the Performance Period and that the participant has retained his or her employment (unless special circumstances are at hand) during the Vesting Period, allotment of vested shares will take place as soon as practicably possible following the expiration of the Vesting Period.

LTV and EPP Performance Criteria

Program Year	Target	Criteria	Weight	Performance Period	Vesting
2018	2018 Group Operating Income	Range (SEK billion): 4.6–9.6	50%	January 1, 2018— December 31, 2018	0%–200% (linear pro-rata)
2018	Absolute TSR	Range: 6%–14%	30%	January 1, 2018— December 31, 2020	0%–200% (linear pro-rata)
2018	Relative TSR	Ranking of Ericsson: 7–2	20%	January 1, 2018— December 31, 2020	0%–200% (linear pro-rata) 1)
2017	Absolute TSR	Range: 6%–14%	50%	January 1, 2017— December 31, 2019	0%–200% (linear pro-rata)
2017	Relative TSR	Ranking of Ericsson: 12–5	50%	January 1, 2017— December 31, 2019	0%–200% (linear pro-rata) 1)

1)

The portion of the performance share awards granted to a participant based on the relative TSR performance condition is subject to fulfillment of the related performance criteria over the performance period compared to Peer Groups consisting of 12 and 18 companies respectively for the program years 2018 and 2017. The vesting of the performance share awards under this performance condition will vary depending on the Company’s TSR performance ranking versus the other companies in the Peer Group at the end of the performance period.

When determining the final vesting level of Performance Share Awards, the Board of Directors shall examine whether the vesting level is reasonable considering the Company’s financial results and position, conditions on the stock market and other circumstances, and if not, as determined by the Board of Directors, reduce the vesting level to a lower level deemed appropriate by the Board of Directors.

In the event delivery of shares to the participants cannot take place under applicable law or at a reasonable cost and employing reasonable administrative measures, the Board of Directors will be entitled to decide that participants may, instead, be offered cash settlement.

LTV share-settled plan for the President and CEO and Executive Team

Plan (million shares)	Long-term variable compensation programs
	LTV 2018	LTV 2017	Total
Maximum shares required	3.0	3.0	6.0
Granted shares	0.8	0.7	1.5
Increase due to performace condition	0.4	—	0.4
Outstanding number of shares end of 2018	1.2	0.7	1.9
Compensation cost charged during 2018 (SEK million) 1)	17.9	14.7	32.6	1)
Of which the President and CEO:
Granted shares	0.4	0.4	0.8
Outstanding number of shares end of 2018	0.6	0.4	1.0
Compensation cost charged during 2018 (SEK million)	8.6	9.8	18.4

1)	Total compensation cost charged during 2017: SEK 9.9 million.

The maximum number of shares required for LTV 2018 is 3.0 (3.0) million. 0.8 (0.7) million shares were granted to the ET members in May 18, 2018.

The 2018 ET plan is a share-settled plan recognized over a three-year service period that has two types of conditions, market conditions and performance condition. The weighted fair value for LTV 2018 market conditions was calculated as per the share price at grant date May 18, 2018 and amounted to SEK 79.70. The share price at grant date was SEK 65.79. The fair value for the market conditions calculated is the weighted average of the fair values including adjustments for absolute and relative TSR performance criteria on the grant date, using a Monte Carlo model, which uses a number of inputs, including expected dividends, expected share price volatility and the expected period to exercise. The amount is fixed for the service period, except for any persons leaving.

The performance condition for the ET plan is based on the outcome of the Group operating income as per 2018 fiscal year. For the performance condition the number of shares are adjusted in relation to the achievement level of the performance condition at the end of the performance period. The outcome of the performance conditions was achieved at a vesting level of 200% and the total number of shares has been increased by 0.4 million shares to 1.2 million shares. The share price for the performance condition was SEK 62.93 and is calculated based on the share price at grant, reduced by the net present value of the dividend expectations during the three-year service period.

The 2017 LTV program is a share-settled plan with market conditions accounted for as described for LTV 2018. The total compensation expense is calculated based on the fair value at grant date and recognized over the service period of three years. The amount is fixed for the service period, except for any persons leaving. The fair value for LTV 2017 at grant date was calculated as per May 18, 2017 and amounted to SEK 65.68. The share price at grant date May 18, 2017 was SEK 57.15.

The accounting treatment for LTV is prescribed in IFRS 2 Share-based payment as described in Note A1, “Significant accounting policies.”

2017–2018 Executive Performance Plans (EPP)

The Executive Performance Plan (EPP) is designed to attract, retain, and motivate senior managers in a competitive market through performance based long-term cash incentive supporting the achievement of the Company’s long-term strategies and business objectives.

Under the 2018 Executive Performance Plan (EPP 2018), up to 182 (500) senior managers were identified to be eligible for the plan, and 171 (452) of these 182 (500) senior managers were selected as participants to the plan through a nomination process that identifies individuals according to performance, potential, critical skills, and business critical roles. There are two award levels at 15% and 22.5% of the participants’ annual gross salary. Participants are assigned a potential award, which is converted into a number of synthetic shares based on the same market price of Ericsson B shares used for the respective year’s LTV program. The three-year vesting period is the same as for the LTV program. The vesting level of the award is subject to the achievement of the same performance criteria over the same Performance Periods defined for the respective year’s LTV program, and generally requires that the participant retains his or her employment over the Vesting Period. At the end of the Vesting Period, the allotted synthetic shares are converted into a cash amount, based on the market price of Ericsson B shares at Nasdaq Stockholm at the payout date, and this final amount is paid to the participant in cash gross before tax.

The accounting treatment for EPP is prescribed in IFRS 2 Share-based payment as described in Note A1, “Significant accounting policies.” At the start of the service period, compensation costs are calculated as for the respective year’s LTV program. As it is a cash settled plan the compensation expense is remeasured during the service period, considering the impact of the share price development targets, being the same as under the respective year’s LTV program. Total compensation expense for the Company is the same as the total pay-out to the employee.

2017–2018 Key Contributor Plans (KC Plan)

The Key Contributor Plan (KC Plan) is designed to recognize the best talent, individual performance, potential and critical skills as well as to encourage the retention of key employees. Under the 2018 Key Contributo Plan (2018 KC Plan), up to 6,037 (7,000) employees were identified to be eligible for the plan, and 5,886 (6,876) of these 6,037 (7,000) employees were selected through a nomination process that identifies individuals according to performance, potential, critical skills, and business critical roles. There are two award levels at 10% and 25% of the participants’ annual gross salary. Participants are assigned a potential award, which is converted into a number of synthetic shares based on the same market price of Ericsson B shares used for the respective year’s LTV program. There is a mandatory three-year retention period for receiving the award and the award is subject only to continued employment until the end of the retention period. The value of each synthetic share is driven by the absolute share price performance of Ericsson B shares during the retention period. At the end of the retention period, the synthetic shares are converted into a cash amount, based on the market price of Ericsson B shares Nasdaq Stockholm at the payout date, and this final amount is paid to the Participant in cash gross before tax.

The cost of the cash-settled plans (EPP and KC Plan) is shown in the table below:

LTV cash-settled plans

(million)	Number of synthetic shares
Plan	LTV 2018	LTV 2017	Total
Executive Performance Plan	1.0	1.9	2.9
Key Contributor Plan	9.4	10.5	19.9

Total	10.4	12.4	22.8

Compensation cost under LTV cash-settled plans

(SEK million)	Compensation cost year 2018
Plan	LTV 2018	LTV 2017	Total
Executive Performance Plan 1)	19.8	110.7	130.5
Key Contributor Plan 2)	155.9	322.9	478.8	3)

Total	175.7	433.6	609.3

1)	Fair value for EPP SEK 98.97 for LTV 2018 and 136.16 (65.68) for LTV 2017.
2)	Fair value for KC Plan SEK 79.98 for LTV 2018 and 81.06 (56.55) for LTV 2017.
3)	Total compensation cost charged during 2017: SEK 170 million.

The accounting treatment for KC Plan is prescribed in IFRS 2 Share-based payment as described in Note A1, “Significant accounting policies.” At grant date the share price was SEK 65.79 (57.15). As it is a cash settled plan the compensation expense is remeasured during the service period, considering the Ericsson share price development during the service period. The total cost for a plan for the three years of service is equal to the pay-out. Remaining liability for LTV 2017 was SEK 511 million and for LTV 2018 SEK 668 million.

2015–2016 Long-Term Variable compensation programs

Until 2017, share-based compensation was made up of three different but linked plans: the all-employee Stock Purchase Plan, the Key Contributor Retention Plan, and the Executive Performance Stock Plan.

The Stock Purchase Plan (SPP)

The Stock Purchase Plan (SPP) was designed to offer an incentive for all employees to participate in the Company where practicable. For the 2016 and earlier plans, employees were able to save up to 7.5% of their gross fixed salary for purchase of Ericsson B contribution shares at market price on Nasdaq Stockholm or American Depositary Shares (ADSs) on NASDAQ New York (contribution shares) during a twelve-month period (contribution period). If the contribution shares are retained by the employee for three years after the investment and their employment with the Ericsson Group continues during that time, then the employee’s shares will be matched with a corresponding number of Ericsson B sshares or ADSs free of consideration. Employees in 100 countries participate in the plans.

The table below shows the contribution periods and participation details for ongoing plans as of December 31, 2018.

Stock Purchase Plans

Plan	Contribution period	Number of participants at launch	Take-up rate – percent of eligible employees
Stock Purchase plan 2015	August 2015– July 2016	33,800	31%
Stock Purchase plan 2016	August 2016 – July 2017	31,500	29%

The accounting treatment for SPP is prescribed in IFRS 2 “Share-based payment” as described in Note A1, “Significant accounting policies.” This plan is a stock purchase share-settled plan. The total cost for a plan for the three years of service is based on the number of shares that vest, due to savings and calculated based on the fair value of the shares as defined at grant date.

The Key Contributor Retention Plan

The Key Contributor Retention Plan was part of Ericsson’s talent management strategy and was designed to give recognition for performance, critical skills and potential as well as to encourage retention of key employees. Under the program, up to 10% of employees were selected through a nomination process that identifies individuals according to performance, critical skills and potential. Participants selected obtained one extra matching share in addition to the ordinary one matching share for each contribution share purchased under SPP during a twelve-month period.

Since no SPP was proposed after 2016, the cash-based KC Plan described above was introduced replacing the Key Contributor Retention Plan.

The accounting treatment for the Key Contributor Retention Plan is the same as for SPP, however, these employees receive two shares for each share invested.

Executive Performance Stock Plan targets

	Base year value SEK billion	Year 1	Year 2	Year 3
2016
Growth (Net sales growth)	246.9	Compound annual growth rate of 2%–6%
Margin (Operating income growth)1)	24.8	Compound annual growth rate of 5%–15%
Cash flow (Cash conversion)	—	≥70%	≥70%	≥70%

1)	Excluding extraordinary restructuring charges.

The Executive Performance Stock Plan (EPSP)

The Executive Performance Stock Plan (EPSP) was designed to focus management on driving earnings and provide competitive remuneration. Senior managers, including the members of the ET, were selected to obtain up to four or six extra shares (performance matching shares) in addition to the ordinary one matching share for each contribution share purchased under SPP. Up to 0.5% of employees were offered participation in the plan. The performance targets were linked to growth of Net Sales, Operating Income and Cash Conversion.

The table “Executive Performance Stock Plan targets” show ongoing Executive Performance Stock Plans as of December 31, 2018.

Since no SPP was proposed after 2016, the share-based LTV was introduced for the ET with the approval of shareholders in the AGM of shareholders.

For the senior managers, the cash based EPP was introduced replacing the Executive Performance Stock Plan. The LTV and the EPP are described above.

The accounting treatment for the Executive Performance Stock Plan is prescribed in IFRS 2 Share-based payment as described in Note A1 Significant accounting policies. This plan is a stock purchase share-settled plan with performance conditions. The total cost for a plan for the three years of service is based on the number of shares that vest, due to fulfillment of targets and savings. The costs are calculated based on the fair value of the shares as defined at grant date.

Shares for LTV 2014–2016

		Stock Purchase Plan, Key Contributor Retention Plan and Executive Performance Stock Plans
Plan (million shares)		2016		2015		2014		Total
Originally designated	A	21.6		23.5		22.8		67.9
Outstanding beginning of 2018	B	21.6		15.4		6.7		43.7
Awarded during 2018	C	—		—		—		—
Exercised/matched during 2018	D	1.5		3.6		6.5		11.6
Forfeited/expired during 2018	E	1.4		2.3		0.2		3.9
Outstanding end of 2018 1)	F=B+C–D–E	18.7		9.5		—		28.2
Compensation costs charged during 2018 (SEK million) 3)	G	321.7	2)	260.4	2)	62.8	2)	644.9

1)

Shares under the Executive Performance Stock Plans were based on the fact that the 2014 plan came out at 33%, in casu 67% lapsed and that the 2015 plan vested for 22% and lapsed for 78%. For the other ongoing plans, cost is estimated.

2)

Share price is calculated as the share price on the investment date, reduced by the net present value of the dividend expectations during the three-year vesting period. Net present value calculations are based on data from external party. For shares under the Executive Performance Stock Plans, the company makes a forecast for the fulfillment of the financial targets for all ongoing plans except for 2014 and 2015 plans as disclosed under 1) when calculating the compensation cost.

3)	Total compensation costs charged during 2017: SEK 876 million, 2016: SEK 957 million.

Shares for LTV 2014–2016 and LTV 2017

LTV 2014–2016 and LTV 2017 are funded with treasury stock and are equity settled. Treasury stock for all plans has been issued in directed cash issues of Class C shares at the quotient value and purchased under a public offering at the subscription price plus a premium corresponding to the subscribers’ financing costs, and then converted to Class B shares.

For all these plans, additional shares have been allocated for financing of social security expenses. Treasury stock is sold on the Nasdaq Stockholm to cover social security payments when arising due to matching/vesting of shares. During 2018, 1,594,920 shares were sold at an average price of SEK 66.97. Sales of shares are recognized directly in equity.

If, as of December 31, 2017, all shares allocated for future matching/vesting under the Stock Purchase Plan were transferred, and shares designated to cover social security payments were disposed of as a result of the exercise and the matching/vesting, approximately 33 million Class B shares would be transferred, corresponding to 1.0% of the total number of shares outstanding, or 3,297 million not including treasury stock. As of December 31, 2018, 37 million Class B shares were held as treasury stock.

The table on the previous page shows how shares (representing matching rights but excluding shares for social security expenses) are being used for all outstanding stock purchase plans, key contributor retention plans and excecutive performance stock plans. From up to down the table includes (A) the number of shares originally approved by the Annual General Meeting; (B) the number of originally designated shares that were outstanding at the beginning of 2018; (C) the number of shares awarded during 2018; (D) the number of shares matched during 2018; (E) the number of shares forfeited by participants or expired under the plan rules during 2018; and (F) the balance left as outstanding at the end of 2018, having added new awards to the shares outstanding at the beginning of the year and deducted the shares related to awards matched, forfeited and expired. The final row (G) shows the compensation costs charged to the accounts during 2018 for each plan, calculated as fair value in SEK.

For a description of compensation cost, including accounting treatment, see Note A1, “Significant accounting policies,” section Share-based compensation to employees and the Board of Directors.